SECURITIES AND EXCHANGE COMISSION

WASHINGTON, DC.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 21, 2002

NASH FINCH COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	0-785	41-0431960
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

7600 France Ave. South, Edina, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-0534

(Former name or former address, if changed since last reported.)

ITEM 5.                                               Other Events

On November 21, 2002, the Registrant submitted to the Securities and Exchange Commission the sworn statements of its chief executive officer and chief financial officer pursuant to Securities and Exchange Commission Order No. 4-460.  A copy of each of these statements is furnished as an exhibit to this report (Exhibits 99.1 and 99.2, respectively).

ITEM 7.                                               Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.                                      Description

99.1                                                                           Statement Under Oath of Principal Executive Officer dated November 21, 2002

99.2                                                                           Statement Under Oath of Principal Financial Officer dated November 21, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NASH FINCH COMPANY

Date: November 21, 2002	By /s/ Robert B. Dimond
Robert B. Dimond
Executive Vice President and Chief Financial Officer